Exhibit 99.2

Sunrise Senior Living

Community Data

Ownership Type

Stabilized Properties 1)			Sequential Same Community-Unit Occupancy
			Three Months Ended	Three Months Ended
			March 31,	December 31,
Ownership Type	Comm.	Units	2012	2011 3)
Consolidated	25	2,281	85.2%	85.2%
Leased	26	5,673	88.2%	88.0%
Joint Ventures-US	76	5,666	88.0%	88.5%
Joint Ventures-UK	23	1,947	88.0%	89.1%
Managed	139	12,676	88.7%	88.6%

Total Stabilized	289	28,243	88.2%	88.2%

Lease-Up Properties 2)			Sequential Same Community-Unit Occupancy
			Three Months Ended	Three Months Ended
			March 31,	December 31,
Ownership Type	Comm.	Units	2012	2011 3)
Consolidated	5	517	80.3%	79.8%
Joint Ventures-US	10	1,186	69.1%	66.5%
Joint Ventures-UK	4	318	93.6%	93.3%

Total Lease Up	19	2,021	75.8%	74.1%

Total Properties			Sequential Same Community-Unit Occupancy
			Three Months Ended	Three Months Ended
			March 31,	December 31,
Ownership Type	Comm.	Units	2012	2011 3)
Consolidated	30	2,798	84.3%	84.2%
Leased	26	5,673	88.2%	88.0%
Joint Ventures-US	86	6,852	84.7%	84.7%
Joint Ventures-UK	27	2,265	88.8%	89.6%
Managed	139	12,676	88.7%	88.6%

Total Properties	308	30,264	87.3%	87.3%

Footnotes:

1)	Stabilized properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or all of the communities in the pool have been open and operating for more than 36 months as of March 31, 2012. All managed communities are stabilized properties.
2)	Lease-up properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or any of the communities in the pool have been open and operating for less than 36 months as of March 31, 2012.
3)	For sequential same community purposes, we have provided a revised December 31, 2011 occupancy table which includes the same community count that exists as of the period ended March 31, 2012.

Sunrise Senior Living

Community Data

Consolidated Communities

Stabilized Properties 2)					Unit Occupancy		Net Operating Income 1), 4)
					Three Months Ended		Three Months Ended
	Comm.	Units	Ownership	State/	March 31,		March 31,
Community			Interest	Province	2012	2011	2012	2011
Connecticut Avenue	1	100	100.0%	DC	97.1%	86.5%	$1,169,828	$886,898
Santa Monica 8)	1	70	100.0%	CA	96.4%	95.5%	654,220	682,102
AL US 6)	15	1,091	100.0%	Various	89.2%	87.4%	8,273,045	7,583,446
Quebec	3	246	100.0%	QU	72.5%	58.3%	925,034	250,843
Monterey	1	99	100.0%	CA	71.3%	62.7%	495,416	291,465
Other Consolidated	1	371	0.0%	NJ	70.5%	73.2%	289,166	317,561
Other Consolidated 7)	1	137	50.0%	MD	95.9%	96.6%	1,379,246	1,273,250

Total Stabilized Excluding 2 Condos	23	2,114			84.2%	81.2%	13,185,955	11,285,565

Other Consolidated 5)	2	167	100.0%	Various	97.8%	102.7%	51,344	(521,474)

Total Stabilized	25	2,281			85.2%	82.7%	$13,237,299	$10,764,091

Lease-Up Properties 3)					Unit Occupancy		Net Operating Income 1), 4)
					Three Months Ended		Three Months Ended
	Comm.	Units	Ownership	State/	March 31,		March 31,
Community			Interest	Province	2012	2011	2012	2011
Pool 19 9)	3	295	100.0%	Various	89.7%	75.2%	$1,511,412	$1,005,604
Pool 21 9)	2	222	100.0%	Various	67.8%	55.7%	788,450	447,045

Total Lease-Up	5	517			80.3%	66.8%	$2,299,862	$1,452,649

Total Properties					Unit Occupancy		Net Operating Income 1), 4)
					Three Months Ended		Three Months Ended
	Comm.	Units	Ownership	State/	March 31,		March 31,
Community			Interest	Province	2012	2011	2012	2011
Connecticut Avenue	1	100	100.0%	DC	97.1%	86.5%	$1,169,828	$886,898
Santa Monica 8)	1	70	100.0%	CA	96.4%	95.5%	654,220	682,102
AL US 6)	15	1,091	100.0%	Various	89.2%	87.4%	8,273,045	7,583,446
Quebec	3	246	100.0%	QU	72.5%	58.3%	925,034	250,843
Monterey	1	99	100.0%	CA	71.3%	62.7%	495,416	291,465
Pool 19 9)	3	295	100.0%	Various	89.7%	75.2%	1,511,412	1,005,604
Pool 21 9)	2	222	100.0%	Various	67.8%	55.7%	788,450	447,045
Other Consolidated	1	371	0.0%	NJ	70.5%	73.2%	289,166	317,561
Other Consolidated 7)	1	137	50.0%	MD	95.9%	96.6%	1,379,246	1,273,250
Total Properties Excluding 2 Condos	28	2,631			83.4%	78.3%	15,485,817	12,738,214

Other Consolidated 5)	2	167	100.0%	Various	97.8%	102.7%	51,344	(521,474)

Total Properties	30	2,798			84.3%	79.7%	$15,537,161	$12,216,740

Footnotes:

1)	Net operating income from consolidated communities is not reduced by allocated management fees as we eliminate management fees from consolidated communities.
2)	Stabilized properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or all of the communities in the pool have been open and operating for more than 36 months as of March 31, 2012. All managed communities are stabilized properties.
3)	Lease-up properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or any of the communities in the pool have been open and operating for less than 36 months as of March 31, 2012.
4)	Net operating income is a non-GAAP measure. Our nearest GAAP measure on our consolidated statement of operations is income/(loss) from operations. Net operating income excludes depreciation, amortization, lease expense, and impairment charges from these communities. On page 7 of the supplemental tables please refer to a complete reconciliation of net operating income to income/(loss) from operations.
5)	Property types are primarily condominium units and not typical Sunrise communities.
6)	Net operating income is consolidated from June 2, 2011 forward. The portfolio was a joint venture prior to June 2.
7)	This community is a joint venture community that we consolidate under the accounting guidelines. The information provided above only includes the results of operations of the operator who has a lease with an unconsolidated 3rd party. In 2011, the consolidated venture paid $1.7 million to the landlord in rent. In 2012, the terms of the lease will be re-negotiated and we expect the rent expense to increase significantly.
8)	Net operating income is consolidated from February 28, 2012 forward. The community was a joint venture prior to February 28.
9)	Net operating income is consolidated from March 20, 2012 forward. The portfolio was a joint venture prior to March 20.

Sunrise Senior Living

Community Data

Leased Communities

Leased Communities				Unit Occupancy		Net Operating Income 1), 3)
				Three Months Ended		Three Months Ended
				March 31,		March 31,
Lessor	Comm.	Units	Country	2012	2011	2012	2011
HRPT 5)	4	1,594	US	93.6%	91.8%	$6,957,723	$6,677,065
HRPT 6)	10	2,306	US	85.5%	86.8%	4,529,140	6,128,212
HCP	2	1,055	US	86.7%	88.1%	4,537,623	5,001,708
LTC	3	186	US	80.4%	86.3%	773,186	778,566
Missouri River Corp.	2	133	US	82.2%	84.5%	482,264	262,226
Oakmont	3	228	US	93.4%	93.5%	1,409,228	1,411,619
Other	2	171	US	90.7%	91.5%	800,175	667,712

Total Leased	26	5,673		88.2%	88.8%	$19,489,339	$20,927,108

Leased Communities		Lease Coverage- Straight-Line Lease Expense 2)		Lease Coverage-Cash Lease Expense 2)
	Current	Three Months Ended		Three Months Ended
	Lease Term	March 31,		March 31,
Lessor	Expiration 4)	2012	2011	2012	2011
HRPT (4 communities) 5)	2013	1.91	1.84	1.91	1.84
HRPT (10 communities) 6)	2013	0.98	1.32	1.11	1.49
HCP	2018	1.14	1.26	1.13	1.28
LTC	2018	1.02	1.17	1.02	1.16
Missouri River Corp.	2018	0.84	0.57	0.84	0.57
Oakmont	2012-2013	2.02	2.10	1.97	2.04
Other	2013	2.05	1.71	1.93	1.64

Total Leased		1.33	1.45	1.37	1.51

Footnotes:

1)	Net operating income from leased communities is not reduced by allocated management fees as we eliminate management fees from leased communities.
2)	Lease coverage is defined as net operating income divided by lease expense.
3)	Net operating income is a non-GAAP measure. Our nearest GAAP measure on our consolidated statement of operations is income/(loss) from operations. Net operating income excludes depreciation, amortization, lease expense, and impairment charges from these communities. On page 7 of the supplemental tables please refer to a complete reconciliation of net operating income to income/(loss) from operations.
4)	Lease agreements may include possible lease extensions.
5)	On December 29, 2011, we received 3rd party consent to the extension of the term of the four leases for an additional five-year term commencing January 1, 2014.
6)	We notified the landlord that the ten leases will terminate effective December 31, 2013.

Sunrise Senior Living

Community Data

Joint Venture Communities

Stabilized Properties 4)					Unit Occupancy		Net Operating Income of Venture
					Three Months Ended		Three Months Ended
				Ownership	March 31,		March 31,
Venture Pool 1)	Comm.	Units	Country	Interest 3)	2012	2011	2012	2011
Pool 1	5	434	UK	20.00%	94.8%	92.5%	$4,345,638	$3,866,223
Pool 2	2	156	UK	9.81%	93.3%	90.9%	1,838,764	1,557,450
Pool 3	15	1,243	UK	9.81%	84.9%	83.0%	8,863,382	7,576,949
Pool 6	1	114	UK	17.30%	88.9%	76.3%	774,546	318,837
Pool 7 2)	29	2,082	US	40.00%	87.5%	89.0%	11,824,393	11,145,013
Pool 8	4	310	US	20.00%	90.5%	90.5%	2,358,019	2,073,920
Pool 9	12	872	US	25.00%	91.0%	90.5%	5,630,958	4,491,755
Pool 11	2	152	US	30.00%	91.8%	89.6%	991,742	936,212
Pool 13/14	4	298	US	20.00%	88.9%	90.3%	1,508,045	1,449,798
Pool 15	7	601	US	32.12%	87.8%	86.9%	3,590,619	3,175,113
Pool 16 6)	8	621	US	20.00%	85.3%	83.1%	3,180,539	2,748,860
Pool 17 6)	3	229	US	20.00%	81.9%	80.0%	923,261	632,534
Pool 22 6)	1	76	US	20.00%	86.4%	92.6%	366,259	427,499
Pool 23 8)	1	83	US	30.00%	89.1%	85.5%	580,737	202,866
Pool 24	5	342	US	10%-50%	87.4%	87.6%	2,258,546	2,101,587

Total JV’s-Stabilized	99	7,613			88.0%	87.4%	$49,035,448	$42,704,616

Lease-Up Properties 5)					Unit Occupancy		Net Operating Income of Venture
					Three Months Ended		Three Months Ended
				Ownership	March 31,		March 31,
Venture Pool 1)	Comm.	Units	Country	Interest 3)	2012	2011	2012	2011
Pool 4	3	237	UK	20.00%	98.3%	85.1%	2,999,928	2,053,940
Pool 5	1	81	UK	17.30%	79.7%	65.9%	393,775	103,186
Pool 18 6)	4	348	US	20.00%	78.4%	66.9%	1,499,751	1,095,711
Pool 20	6	598	US	30.00%	78.8%	64.4%	2,474,400	1,575,499
Pool 25 7)	0	240	US	30.00%	31.3%	29.7%	—	—

Total JV’s-Lease Up	14	1,504			74.3%	62.8%	$7,367,854	$4,828,336

Total Properties					Unit Occupancy		Net Operating Income of Venture
					Three Months Ended		Three Months Ended
				Ownership	March 31,		March 31,
Venture Pool 1)	Comm.	Units	Country	Interest 3)	2012	2011	2012	2011
Pool 1	5	434	UK	20.00%	94.8%	92.5%	$4,345,638	$3,866,223
Pool 2	2	156	UK	9.81%	93.3%	90.9%	1,838,764	1,557,450
Pool 3	15	1,243	UK	9.81%	84.9%	83.0%	8,863,382	7,576,949
Pool 4	3	237	UK	20.00%	98.3%	85.1%	2,999,928	2,053,940
Pool 5	1	81	UK	17.30%	79.7%	65.9%	393,775	103,186
Pool 6	1	114	UK	17.30%	88.9%	76.3%	774,546	318,837
Pool 7 2)	29	2,082	US	40.00%	87.5%	89.0%	11,824,393	11,145,013
Pool 8	4	310	US	20.00%	90.5%	90.5%	2,358,019	2,073,920
Pool 9	12	872	US	25.00%	91.0%	90.5%	5,630,958	4,491,755
Pool 11	2	152	US	30.00%	91.8%	89.6%	991,742	936,212
Pool 13/14	4	298	US	20.00%	88.9%	90.3%	1,508,045	1,449,798
Pool 15	7	601	US	32.12%	87.8%	86.9%	3,590,619	3,175,113
Pool 16 6)	8	621	US	20.00%	85.3%	83.1%	3,180,539	2,748,860
Pool 17 6)	3	229	US	20.00%	81.9%	80.0%	923,261	632,534
Pool 18 6)	4	348	US	20.00%	78.4%	66.9%	1,499,751	1,095,711
Pool 20	6	598	US	30.00%	78.8%	64.4%	2,474,400	1,575,499
Pool 22 6)	1	76	US	20.00%	86.4%	92.6%	366,259	427,499
Pool 23 8)	1	83	US	30.00%	89.1%	85.5%	580,737	202,866
Pool 24	5	342	US	10%-50%	87.4%	87.6%	2,258,546	2,101,587
Pool 25 7)	0	240	US	30.00%	31.3%	29.7%	—	—

Total Joint Ventures	113	9,117			85.7%	83.3%	$56,403,302	$47,532,952

Footnotes:

1)	Legal names of the venture and partner are omitted due to possible confidentiality concerns in the governing documents. Venture pools represent pools of properties owned by a joint venture that were financed together as a distinct loan pool, other than pool 24 which is an amalgamation of five single property joint ventures.
2)	Operating results include the results from 6 New York entities that are leased and operated by Sunrise but owned by the venture.
3)	In certain situations, our share of cash distributions, profits or losses, are not equal to our ownership percentage.
4)	Stabilized properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or all of the communities in the pool have been open and operating for more than 36 months as of March 31, 2012.
5)	Lease-up properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or any of the communities in the pool have been open and operating for less than 36 months as of March 31, 2012.
6)	Closed on the sale of these venture pools on May 1, 2012.
7)	This condominium community is currently in foreclosure with the lender.
8)	Represents the assisted living side of the condo project (pool 25).

Sunrise Senior Living

Community Data

Management Contracts

Joint Venture Communities					Management Fees 2)
					Three Months Ended
				Average	March 31,
Venture Pool 1)	Comm.	Units	Country	Maturity Date	2012	2011
Pool 1	5	434	UK	2028	$799,022	$770,249
Pool 2	2	156	UK	2037	332,105	301,891
Pool 3	15	1,243	UK	2037	2,069,582	1,803,289
Pool 4	3	237	UK	2024	348,204	287,192
Pool 5	1	81	UK	2039	126,375	113,571
Pool 6	1	114	UK	2039	231,302	187,871
Pool 7	29	2,082	US	2028	1,464,500	1,514,966
Pool 8	4	310	US	2032	467,033	439,322
Pool 9 3)	12	872	US	2030	1,169,054	1,098,377
Pool 11	2	152	US	2038	154,463	144,581
Pool 13/14	4	298	US	2037	374,418	397,428
Pool 15	7	601	US	2030	748,123	710,601
Pool 16	8	621	US	2030	732,600	677,479
Pool 17	3	229	US	2030	257,189	233,394
Pool 18	4	348	US	2037	378,501	278,303
Pool 20	6	598	US	2037	449,835	607,983
Pool 22	1	76	US	2038	104,062	107,325
Pool 23 5)	1	83	US	2034	—	—
Pool 24	5	342	US	Various	400,455	387,246
Pool 25 5)	0	240	US		—	—

Total Joint Ventures	113	9,117			$10,606,823	$10,061,068

Managed Communities					Management Fees 2)
					Three Months Ended
				Average	March 31,
Owner	Comm.	Units	Country	Maturity Date	2012	2011
Cooperative 7)	2	684	US	2012 and 2034	637,141	629,277
HCPI 4)	46	4,511	US	2028-2038	4,865,473	4,142,882
Inova	4	313	US	2013	390,632	476,207
Ventas	79	6,507	US	2034-2037	6,502,899	5,586,048
Wedum Foundation	4	235	US	2013	242,590	243,041
Other	4	426	US	Various	381,856	378,175

Total Managed	139	12,676			$13,020,591	$11,455,630

Total JV and Managed Communities	252	21,793			$23,627,414	$21,516,698

Other/Terminated Management Fees 6)					$687,495	$2,697,137

Total Management Fees					$24,314,909	$24,213,835

Footnotes:

1)	Legal names of the venture and partner are omitted due to possible confidentiality concerns in the governing documents. Venture pools represent pools of properties owned by a joint venture that were financed together as a distinct loan pool, other than pool 24 which is an amalgamation of five single property joint ventures.
2)	The majority of our management contracts contain performance based termination tests with certain limited cure rights.
3)	Contracts contain at-will termination provisions for a specified fee to Sunrise.
4)	The contracts relating to one portfolio of 14 properties contain at-will termination provisions for a specified fee to Sunrise.
5)	No management fees are associated with this venture as these fees are eliminated due to accounting for this venture under the profit sharing method.
6)	Includes $1.5 million for the three months ended March 31, 2011 from the previous AL US venture.
7)	The owner has notified us that they will not seek to extend us as manager with respect to the community with a 2012 contract maturity. We earned approximately $1.5 million in management fees from this community in 2011.

Sunrise Senior Living

Consolidated and Joint Venture Debt

Scheduled Debt Maturities as of March 31, 2012

(dollars in thousands)
Consolidated Debt
	Ownership	Number of	Maturity	Weighted Aver.	Outstanding	In	SRZ
Consolidated Communities	Percentage	Communities	Date 4)	Interest Rate	Debt	Default	Guaranty
AL US Development Portfolio	100.00%	15	Jun 15	4.30%	$331,731	$—	N
Pool 19 7)	100.00%	3	Jan 13	5.00%	62,479	62,479	N
Pool 21	100.00%	2	Oct 12	6.50%	57,189	—	Y
Connecticut Ave	100.00%	1	Mar 19	4.66%	33,932	—	N
Santa Monica	100.00%	1	Mar 19	4.66%	21,068	—	N
Monterey	100.00%	1	Jun 13	3.50%	21,022	—	N
Quebec	100.00%	3	Feb 14	5.00%	46,873	—	Y
Cedar Parke	0.00%	1	Jul 29	0.55%	21,385	1,365	Y

Consolidated Community Debt		27			$595,679	$63,843

Revolving Credit Facility	100.00%	0	Jun 14	5.49%	$39,000	$—	Y
Convertible Notes	100.00%	0	Apr 41	5.00%	86,250	—	Y
Restructure Note	100.00%	0	Oct 12	0.00%	26,255	—	Y
Restructure Note	100.00%	0	Apr 14	0.00%	4,317	—	Y

Other Consolidated Debt		0			$155,822	$—

Total Principal Amount of Debt					$751,501	$63,843
Less: Fair Value Adjustments					(13,602)	(818)

Total Consolidated Debt		27			$737,899	$63,025

Joint Venture Entities
	Ownership	Number of	Maturity	Weighted Aver.	Outstanding	In	SRZ
Venture Pool 1)	Percentage 2)	Communities	Date 4)	Interest Rate	Debt	Default	Guaranty
Pool 1	20.00%	5	May 13	4.64%	$131,760	$—	N
Pool 2	9.81%	2	Jan 15	5.13%	57,788	—	N
Pool 3 6)	9.81%	15	Jul 14	3.41%	639,125	639,125	N
Pool 4	20.00%	3	Nov 2012 - Jun 2013	2.43%	90,499	—	Y
Pool 5	16.90%	1	Dec 12	2.13%	29,616	—	Y
Pool 6	16.90%	1	Apr 13	3.88%	35,076	—	Y
Pool 7	40.00%	29	Feb 14	6.76%	434,940	—	N
Pool 8	20.00%	4	Apr 14	5.89%	75,694	—	N
Pool 9	25.00%	12	Jan 14	6.00%	182,616	—	N
Pool 11	30.00%	2	Mar 13	5.23%	35,419	—	N
Pool 13/14	20.00%	4	Jan 19	4.98%	58,500	—	N
Pool 15	32.12%	7	Nov 18	4.80%	120,000	—	N
Pool 16	20.00%	8	Jul 12	6.50%	109,350	—	Y
Pool 17	20.00%	3	Dec 12	6.50%	41,794	—	Y
Pool 18	20.00%	4	Jul 2012 - Dec 2012	3.25%	75,608	—	Y
Pool 20	30.00%	6	Apr 14	4.58%	104,549	—	N
Pool 22	20.00%	1	Jun 12	7.00%	14,561	—	Y
Pool 23 3)	30.00%	1	Dec 11	5.74%	29,741	29,741	Y
Pool 24	10%-50%	5	Sep 2012 - Apr 2022	6.03%	45,751	—	N
Pool 25 3)	30.00%	0	Sep 11	11.75%	116,970	116,970	Y

Total Joint Ventures 5)		113			$2,429,357	$785,836

Footnotes:

1)	Legal names of the venture and partner are omitted due to possible confidentiality concerns in the governing documents. Venture pools represent pools of properties owned by a joint venture that were financed together as a distinct loan pool, other than pool 24 which is an amalgamation of five single property joint ventures.
2)	In certain situations, our respective percentage shares of cash distributions, profits or losses, are not equal to our ownership percentage.
3)	As of March 31, 2012, loans of $117.0 million for the residential condominium venture and $29.7 million for the assisted living venture are both in default. We have accrued $4.2 million in default interest relating to these loans. In February 2012, the lenders for the residential condominium venture commenced legal proceedings necessary to foreclose on the assets of the residential condominium venture. We are still in discussions with the lender for the assisted living venture regarding the default on the loan.
4)	Maturity dates assume exercising extensions allowable under the loan documents.
5)	Sunrise’s share of joint venture debt as of March 31, 2012 is $541 million.
6)	The venture’s mortgage loan is in default at March 31, 2012 due to a violation of certain loan covenants. The mortgage loan balance was $0.6 billion as of March 31, 2012. The loan is collateralized by 15 communities owned by the venture located in the United Kingdom. The lender has rights which include foreclosure on the communities and/or termination of our management agreements. The venture is in discussions with the lender regarding the possibility of entering into a loan modification. During 2011, we recognized $9.0 million in management fees from this venture. Our United Kingdom Management segment reported $1.6 million in income from operations in 2011 and $0.7 million for the first quarter of 2012. Our investment balance in this venture was zero at March 31, 2012.
7)	Currently under maturity default, but the lender has agreed to a forbearance that effectively extends the term of the loan through January 2013 and imposes a cash sweep on the communities net of a working capital reserve.

SUNRISE SENIOR LIVING, INC.

Reconciliation For Consolidated Net Operating Income

Consolidated Net Operating Income

Net operating income is a measure of operating performance that is not calculated in accordance with U.S. generally accepted accounting principles and should not be considered as a substitute for income/loss from operations or net income/loss. Management considers net operating income to be a useful measure in analyzing our community operating income without regard to management fees and other adjustments.

The following table reconciles net operating income from consolidated communities to loss from operations.

(in thousands)
	Three Months Ended
	March 31,
	2012	2011
Consolidated Community NOI	$15,537	$12,217
Leased Community NOI	19,489	20,927

Total Consolidated NOI	35,026	33,144
Less: AL US NOI (during period the venture was not consolidated)	—	(7,583)
Less: Santa Monica NOI (during period the venture was not consolidated)	(417)	(682)
Less: Pool 19 NOI (during period the venture was not consolidated)	(1,312)	(1,006)
Less: Pool 21 NOI (during period the venture was not consolidated)	(684)	(447)
Plus: NOI from Consolidated New York communities leased from a venture (NOI is reflected in Joint Venture loan pool analysis)	4,222	3,605

Adjusted Total Consolidated NOI	36,835	27,031
Less: Consolidated Community Lease Expense (includes $4.3 million for the three months ended March 31, 2012 and $3.9 million for the three months ended March 31, 2011 of lease expense from consolidated New York communities leased from a venture)	(19,236)	(18,697)
Less: Depreciation and Amortization	(10,758)	(7,330)
Less: Impairment of long-lived assets	(555)	—

	$6,286	$1,004

Plus: Other Sunrise Revenue
Management fees	24,315	24,214
Ancillary fees	7,926	7,597
Professional fees from development, marketing and other	200	323
Reimbursed costs incurred on behalf of managed communities	174,073	185,865

Total Other Revenue	206,514	217,999

Less: Other Sunrise Expense
Ancillary expenses	7,458	7,004
General and administrative	28,641	32,389
Carrying costs of liquidating trust assets	583	407
Allowance for uncollectible receivables from owners	223	398
Costs incurred on behalf of managed communities	174,495	186,384
Misc. Expense for Non-Operating Communities	(235)	265

Total Other Expense	211,165	226,847

(Loss) income from operations	$1,635	$(7,844)

SUNRISE SENIOR LIVING, INC.

Reconciliation For Consolidated Community Operating Revenue

Consolidated Community Operating Revenue

Community operating revenue is a measure of operating performance that is not calculated in accordance with U.S. generally accepted accounting principles and should not be considered as a substitute for resident fees for consolidated communities. Management considers community operating revenue to be a useful measure in analyzing comparable revenue growth.

The following table reconciles community operating revenue from consolidated communities to resident fees for consolidated communities.

(in thousands)
	Three Months Ended
	March 31,
	2012	2011
Consolidated Community Operating Revenue	$47,085	$42,730
Leased Community Operating Revenue	76,341	76,227

Total Consolidated Community Operating Revenue	123,426	118,957
Less: AL US Revenue (during period the venture was not consolidated)	—	(20,495)
Less: Santa Monica Revenue (during period the venture was not consolidated)	(1,145)	(1,634)
Less: Pool 19 Revenue (during period the venture was not consolidated)	(3,673)	(3,428)
Less: Pool 21 Revenue (during period the venture was not consolidated)	(2,381)	(2,281)
Plus: Revenue from Consolidated New York communities leased from a venture (Revenue is reflected in Joint Venture revenue)	10,969	9,676

Adjusted Total Consolidated Revenue	127,196	100,795
Endowment Amortization	1,960	1,504

Resident Fees for Consolidated Communities	$129,156	$102,299